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                          SUPPLEMENT TO THE PROSPECTUS
                              DATED APRIL 30, 2002
                     NORTHWESTERN MUTUAL VARIABLE JOINT LIFE


         PAGE 2 OF THE PROSPECTUS

         The first sentence of the first paragraph under the heading "From Policy Value," on page 2 of the Prospectus is amended to read as follows: Cost of insurance charge deducted monthly, is based on the net amount at risk, Policy date, Policy duration, and the issue age, sex and risk classification of the insured persons.


         PAGE 3 OF THE PROSPECTUS

         Item (1) on page 3 of the Prospectus, under the heading "From Policy Value," is amended to read as follows: (1) The invested assets component - The current charge is at the annual rate of .20% (0.01667% monthly rate) of the Policy Value less any Policy debt. The maximum charge is at the annual rate of .90% (0.075% monthly rate).


         PAGE 10 OF THE PROSPECTUS

         The fourth sentence of the first paragraph under the heading "Charges against the Policy Value" in the right column on page 10 of the Prospectus is amended to read as follows: The cost of insurance rate reflects the Policy date, Policy duration, and the issue age, sex and risk classification of the insured persons.

         The fourth sentence of the second paragraph under the heading "Charges against the Policy Value" at the top of the right column on page 10 of the Prospectus is amended to read as follows: Currently the charge is equal to an annual rate of .20% (0.01667% monthly rate) of the Policy Value.


         PAGE 17 OF THE PROSPECTUS

         The following is added after the third paragraph under the heading "Other Tax Considerations" in the right column on page 17 of the prospectus: On July 3, 2002, the Treasury and Internal Revenue Service issued proposed regulations regarding the taxation of split dollar arrangements. The proposed regulations provide that split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the current life insurance protection transferred to the employee and (ii) any other economic benefits, including an interest in the cash surrender value of the policy, to which the employee is provided any right or benefit during the taxable year. The proposed regulations have not been finalized as of the date of this Supplement and final regulations will apply only to arrangements entered into after their publication in the Federal Register.

         On July 30, 2002, the Sarbanes-Oxley Act of 2002 was signed into law. One provision of the Act provides that it is a criminal offense for a public employer to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by the employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

           THE DATE OF THIS PROSPECTUS SUPPLEMENT IS JANUARY 1, 2003.